EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John Adamovich, Jr., Chief Financial Officer, certify that:

The Form 10-K/A of Aeroflex Incorporated for the period ended June 30, 2006 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

The information contained in such report fairly presents, in all material respects, the financial   condition and results of operations of Aeroflex Incorporated for the periods presented.

/s/ JOHN ADAMOVICH, JR.
Name: John Adamovich, Jr.
Date: September 19, 2006

A signed original of this written statement required by Section 906 has been provided to Aeroflex Incorporated and will be retained by Aeroflex Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.